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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in Amendment No. 2 to the Registration Statement on Form S-1 of our reports dated July 20, 1999 relating to the consolidated financial statements and financial statement schedule of Hypercom Corporation, which appear in Amendment No. 2 to such Registration Statement. We also consent to the reference to us under the heading "Experts" in Amendment No. 2 to such Registration Statement.




/s/ PricewaterhouseCoopers LLP



Phoenix, Arizona
January 4, 2002